Official Payments Holdings, Inc.
3550 Engineering Drive, Suite 400
Norcross, GA 30092

CONTACT:
Jeff Hodges, Chief Financial Officer
Jeff.Hodges@OfficialPayments.com
(770) 325-3102

Official Payments Reports Fiscal 2012 Second Quarter Results

Norcross, GA, May 7, 2012 – Official Payments Holdings, Inc. (Nasdaq: OPAY), a leading provider of electronic payment solutions for the biller direct market, today released results for the quarter ended March 31, 2012.

Results of Operations

Second Quarter Fiscal 2012 Results

For the quarter ended March 31, 2012, Official Payments reported revenues from Continuing Operations of $32.8 million, an 8.4% increase over the same quarter last year.  Our loss from Continuing Operations was $1.4 million, or $0.08 per fully diluted share, unchanged from the same quarter last year.  Continuing Operations include Payment Solutions, and our VSA operations, which we are winding down.  On a standalone basis, our Payment Solutions business reported quarterly revenues of $32.5 million, or an 8.6% increase over the same quarter last year.

Our general, administrative, selling and marketing expenses, which support our Continuing Operations, were $9.5 million, an increase of $2.8 million, or 41%, from the same quarter last year.  The prior year quarter included a $1.5 million credit to expense related to the former CEO’s equity awards which were canceled during that period.

Management’s Comments

 Alex P. Hart, President and Chief Executive Officer of Official Payments Holdings, Inc. stated, “We are encouraged by our quarterly results, but recognize that it’s only been two in a row.  We continue to believe that we’re in a good space and that we have the will to execute on the things that we believe are important to creating a sustainably profitable business.”

Definition and Reconciliation

We use the following non-GAAP financial measures in this press release:  Adjusted EBITDA from Continuing Operations and Payment Solutions net revenue.  Official Payments’ management believes these measures are useful for evaluating our performance against the performance of peer companies within the electronic payments industry, and that these measures provide investors with additional transparency with respect to financial measures used by management in its financial and operational decision-making.  Our management believes that Payment Solutions net revenue provides additional information about our business, as we wind-down our VSA operations.  We also use Adjusted EBITDA from Continuing Operations, together with other criteria, in our executive compensation program.  Non-GAAP financial measures should not be considered a substitute for the reported results prepared in accordance with generally accepted accounting principles in the United States, or US GAAP.  Our definitions used to calculate non-GAAP financial measures may differ from those used by other companies.

Official Payments defines Adjusted EBITDA from Continuing Operations as net loss from our Continuing Operations before interest expense net of interest income, income taxes, depreciation and amortization, restructuring charges and stock-based compensation in both equity and cash.

The following table shows a reconciliation of net loss from Continuing Operations to Adjusted EBITDA from Continuing Operations for the three and six months ended March 31, 2012 and 2011:

	Adjusted EBITDA
	Three months ended March 31,
(in thousands)	2012	2011	Change
Net Loss from Continuing Operations	$(1,408)	$(1,372)	$(36)
Adjustments:
Depreciation/Amortization	1,867	1,806	61
Stock-based compensation	514	(1,434)	1,948
Restructuring charge	34	—	34
Taxes	—	(186)	186
Less:
Interest income, net	—	19	19
Adjusted EBITDA from Continuing Operations	$1,007	$(1,205)	$2,212

	Adjusted EBITDA
	Six months ended March 31,
(in thousands)	2012	2011	Change
Net Loss from Continuing Operations	$(3,042)	$(2,469)	$(573)
Adjustments:
Depreciation/Amortization	3,770	3,564	206
Stock-based compensation	981	(846)	1,827
Restructuring charge	1,490	—	1,490
Taxes	—	(186)	186
Less:
Interest income, net	1	56	55
Adjusted EBITDA from Continuing Operations	$3,198	$7	$3,191

Official Payments defines Payment Solutions net revenue as Payment Solutions gross revenue less discount fees.  Discount fees include interchange fees and other processing-related dues, assessments and fees.  Payment Solutions gross revenue is defined as revenue from continuing operations less revenue from VSA operations.  The following is a reconciliation of Payment Solutions net revenue to revenue from continuing operations for the three and six months ended March 31, 2012 and 2011.

	Net Revenue
	Three months ended March 31,
(in thousands, except percentages)	2012	2011	Change ($)	Change (%)
Revenue from continuing operations	$32,820	$30,266	$2,554	8.4%
Less:
VSA revenue	350	362	(12)	(3.3)%
Payment Solutions gross revenue	32,470	29,904	2,566	8.6%
Less:
Discount fees	20,938	21,884	(946)	(4.3)%
Payment Solutions net revenue	$11,532	$8,020	$3,512	43.8%

	Net Revenue
	Six months ended March 31,
(in thousands, except percentages)	2012	2011	Change ($)	Change (%)
Revenue from continuing operations	$67,657	$63,236	$4,421	7.0%
Less:
VSA revenue	885	855	30	3.5%
Payment Solutions gross revenue	66,772	62,381	4,391	7.0%
Less:
Discount fees	43,281	45,292	(2,011)	(4.4)%
Payment Solutions net revenue	$23,491	$17,089	$6,402	37.5%

Liquidity

As of March 31, 2012, we had $39.2 million in cash and cash equivalents. Our $39.2 million in cash, cash equivalents and marketable securities includes funds that have settled to us that we have not yet distributed to clients due to the timing of bank transactions of $3.3 million and $4.3 million of accrued discount fees.  These items reduce our cash available for company use.  Therefore, the cash and cash equivalents available to us at March 31, 2012 are $31.6 million.  Using the same calculation, we had $31.7 million available to us at September 30, 2011.

Conference Call

Official Payments will host a conference call Monday, May 7 at 5:00 p.m. Eastern Time to discuss these results.  To access the conference call, please dial (888) 566-6141 and provide pass code OPAYQ2.  The conference call is also available live via the Internet at www.OPAY.OfficialPayments.com.  Participants via the Web will need to provide the pass code OPAYQ2.  A replay will be available at 8:00 p.m. Eastern Time on Monday, May 7, 2012 at www.OPAY.OfficialPayments.com or by calling (866) 415-2336.  The replay will be available until 11:59 p.m. Eastern Time on May 28, 2012.

About Official Payments Holdings, Inc.

Official Payments Holdings, Inc. (Nasdaq: OPAY) is a leading provider of electronic payment solutions in the biller direct market.  Headquartered in Norcross, Georgia, the company provides enhanced electronic payment services that include multiple payment choices, payment channels, and bill payment products and services to more than 3,500 clients in all 50 states and the District of Columbia.  Official Payments serves clients in multiple markets including federal, state, and local governments, educational institutions, and utilities.  Consumers may pay federal taxes, state and local taxes, property taxes, and other bills such as utilities and college tuition with credit cards, debit cards, electronic checks and alternative payment methods via online, telephone, point of sale and other channels by visiting www.OfficialPayments.com.  Corporate information is available at www.OPAY.OfficialPayments.com.

Forward looking statements

Statements made in this press release that are not historical facts are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements relate to future events or Official Payments’ future financial and/or operating performance and generally can be identified as such because the context of the statement includes words such as “may,” “will,” “intends,” “plans,” “believes,” “anticipates,” “expects,” “estimates,” “shows,” “predicts,” “potential,” “continue,” or “opportunity,” the negative of these words or words of similar import.  Official Payments undertakes no obligation to update any such forward-looking statements.  Each of these statements is made as of the date hereof based only on current information and expectations that are inherently subject to change and involve a number of risks and uncertainties.  Actual events or results may differ materially from those projected in any of such statements due to various factors, including, but not limited to: general economic conditions, which affect Official Payments’ financial results in all our markets, which we refer to as “vertical markets”, particularly the federal vertical market, the state and local tax vertical market and the property tax vertical market;  effectiveness and performance of our systems, payment processing platforms and operational infrastructure; our ability to grow Payment Solutions revenue while reducing our costs, including processor and interchange related costs; the potential loss of funding by clients, including due to government budget shortfalls or revisions to mandated statutes; the timing, initiation, completion, renewal, extension or early termination of client or partner contracts or projects; our ability to execute on our sales and product strategy and realize revenues from our business development opportunities; the impact of regulatory requirements; and unanticipated claims as a result of project performance, including due to the failure of software providers, processors, vendors, partners, or subcontractors to satisfactorily perform and complete engagements.  For a discussion of these and other factors which may cause our actual events or results to differ from those projected, please refer to the periodic reports on Form 10-K and Form 10-Q that we file with the Securities and Exchange Commission.

OFFICIAL PAYMENTS HOLDINGS, INC.
Consolidated Balance Sheets

(in thousands)	March 31, 2012	September 30, 2011
	(unaudited)
ASSETS:
Current assets:
Cash and cash equivalents	$39,210	$39,760
Accounts receivable, net	4,601	4,467
Settlements receivable, net	15,130	7,648
Prepaid expenses and other current assets	2,606	2,368
Total current assets	61,547	54,243

Property, equipment and software, net	17,277	18,189
Goodwill	17,521	17,460
Other intangible assets, net	2,334	4,037
Other assets	226	238
Total assets	$98,905	$94,167

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$33	$1,057
Settlements payable	18,461	9,812
Accrued compensation liabilities	4,580	2,721
Accrued discount fees	4,266	4,900
Other accrued liabilities	2,142	3,703
Accrued restructuring	362	178
Deferred income	406	439
Total current liabilities	30,250	22,801
Other liabilities:
Deferred rent	102	1,556
Accrued restructuring	1,056	—
Other liabilities	98	28
Total other liabilities	1,256	1,584
Total liabilities	31,506	24,394

Contingencies and commitments

Shareholders’ equity:
Preferred stock, no par value; authorized shares: 4,579; no shares issued and outstanding	—	—
Common stock, $0.01 par value, and paid-in capital; shares authorized: 44,260; shares issued: 20,772 and 20,706; shares outstanding: 16,642 and 16,642	194,412	193,732
Treasury stock—at cost, 4,175 shares	(31,383)	(31,383)
Accumulated deficit	(95,630)	(92,576)
Total shareholders’ equity	67,399	69,773
Total liabilities and shareholders’ equity	$98,905	$94,167

OFFICIAL PAYMENTS HOLDINGS, INC.

Consolidated Statements of Operations

	Three months ended March 31,		Six months ended March 31,
(in thousands, except per share data)	2012	2011	2012	2011
Revenues	$32,820	$30,266	$67,657	$63,236

Costs and expenses:
Direct costs	22,900	23,332	46,775	48,202
General and administrative	7,309	4,884	16,495	10,809
Selling and marketing	2,152	1,822	3,660	3,372
Depreciation and amortization	1,867	1,806	3,770	3,564
Total costs and expenses	34,228	31,844	70,700	65,947
Loss from continuing operations before other income and income taxes	(1,408)	(1,578)	(3,043)	(2,711)

Other income:
Interest income, net	—	20	1	57
Total other income	—	20	1	57

Loss from continuing operations before income taxes	(1,408)	(1,558)	(3,042)	(2,654)
Income tax benefit	—	(186)	—	(185)

Loss from continuing operations	(1,408)	(1,372)	(3,042)	(2,469)
Gain from discontinued operations, net	(3)	300	(12)	302

Net loss	$(1,411)	$(1,072)	$(3,054)	$(2,167)

Loss per share—Basic and diluted:
From continuing operations	$(0.08)	$(0.08)	$(0.18)	$(0.14)
From discontinued operations	—	0.02	—	0.02
Loss per share—Basic and diluted	$(0.08)	$(0.06)	$(0.18)	$(0.12)

Weighted average common shares used in computing:
Basic and diluted loss per share	16,642	16,928	16,642	17,577

OFFICIAL PAYMENTS HOLDINGS, INC.
Consolidated Statements of Cash Flows

	Six months ended March 31,
(in thousands)	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,054)	$(2,167)
Less: Gain from discontinued operations, net	(12)	302
Loss from continuing operations, net	(3,042)	(2,469)
Non-cash items included in net loss:
Restructuring costs	962	—
Depreciation and amortization	3,770	3,564
Provision for doubtful accounts	—	192
Deferred rent	21	224
Share-based compensation	680	(846)
Capitalized software impairment loss	—	246
Net effect of changes in assets and liabilities:
Accounts receivable, net	(135)	(920)
Settlement processing assets and obligations, net	1,167	(363)
Prepaid expenses and other assets	(225)	171
Accounts payable and accrued liabilities	(1,251)	290
Income taxes receivable	—	(22)
Other long term liabilities	70	—
Deferred income	(33)	(69)
Cash (used in) provided by operating activities from continuing operations	1,714	(2)
Cash used in operating activities from discontinued operations	(12)	(7)
Cash (used in) provided by operating activities	1,702	(9)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	—	(5,998)
Maturities of available-for-sale securities	—	14,576
Maturities of restricted investments	—	983
Capitalized internally developed software	(1,192)	(1,496)
Purchase of equipment and software	(35)	(954)
ChoicePay acquisition	(61)	(35)
Cash provided by investing activities from continuing operations	(2,235)	7,076
Cash provided by investing activities from discontinued operations	—	309
Cash provided by investing activities	(2,235)	7,385
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	—	289
Purchase of company stock	—	(10,363)
Capital lease obligations and other financing arrangements	(17)	(16)
Cash used in financing activities	(17)	(10,090)
Net (decrease) increase in cash and cash equivalents	(550)	(2,714)
Cash and cash equivalents at beginning of period	39,760	45,757
Cash and cash equivalents at end of period	$39,210	$43,043

OFFICIAL PAYMENTS HOLDINGS, INC.
Consolidated Statement of Operations—Continuing Operations

(in thousands)	Payment Solutions	VSA	Total
Three months ended March 31, 2012:
Revenues	$32,470	$350	$32,820
Costs and expenses:
Direct costs	22,539	361	22,900
General and administrative	7,266	43	7,309
Selling and marketing	2,152	—	2,152
Depreciation and amortization	1,867	—	1,867
Total costs and expenses	33,824	404	34,228
(Loss) income from continuing operations before other income and income taxes	(1,354)	(54)	(1,408)
Other income:
Interest income, net	—	—	—
Total other income	—	—	—
(Loss) income from continuing operations before taxes	(1,354)	(54)	(1,408)
Income tax benefit	—	—	—
(Loss) income from continuing operations	$(1,354)	$(54)	$(1,408)

(in thousands)	Payment Solutions	VSA	Total
Three months ended March 31, 2011
Revenues	$29,904	$362	$30,266
Costs and expenses:
Direct costs	23,266	66	23,332
General and administrative	4,871	13	4,884
Selling and marketing	1,822	—	1,822
Depreciation and amortization	1,806	—	1,806
Total costs and expenses	31,765	79	31,844
Loss from continuing operations before other income and income taxes	(1,861)	283	(1,578)
Other income:
Interest income, net	20	—	20
Total other income	20	—	20
Loss from continuing operations before taxes	(1,841)	283	(1,558)
Income tax benefit	(186)	—	(186)
Loss from continuing operations	$(1,655)	$283	$(1,372)

(in thousands)	Payment Solutions	VSA	Total
Six months ended March 31, 2012:
Revenues	$66,772	$885	$67,657
Costs and expenses:
Direct costs	46,323	452	46,775
General and administrative	16,322	173	16,495
Selling and marketing	3,660	—	3,660
Depreciation and amortization	3,770	—	3,770
Total costs and expenses	70,075	625	70,700
(Loss) income from continuing operations before other income and income taxes	(3,303)	260	(3,043)
Other income:
Interest income, net	1	—	1
Total other income	1	—	1
(Loss) income from continuing operations before taxes	(3,302)	260	(3,042)
Income tax benefit	—	—	—
(Loss) income from continuing operations	$(3,302)	$260	$(3,042)

(in thousands)	Payment Solutions	VSA	Total
Six months ended March 31, 2011:
Revenues	$62,381	$855	$63,236
Costs and expenses:
Direct costs	48,083	119	48,202
General and administrative	10,809	—	10,809
Selling and marketing	3,372	—	3,372
Depreciation and amortization	3,564	—	3,564
Total costs and expenses	65,828	119	65,947
(Loss) income from continuing operations before other income and income taxes	(3,447)	736	(2,711)
Other income:
Interest income, net	57	—	57
Total other income	57	—	57
(Loss) income from continuing operations before taxes	(3,390)	736	(2,654)
Income tax benefit	(185)	—	(185)
(Loss) income from continuing operations	$(3,205)	$736	$(2,469)